YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus U.S. Treasury Intermediate Term Fund. For the 12-month period ended December 31, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 7.61% .* Income dividends paid from net investment income during the period amounted to approximately $0.787 per share, representing a distribution rate per share of 6.13%.**

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition away from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world, including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relax.

MARKET ENVIRONMENT

  The flight to quality as investors scrambled for a safe haven in 1998 meant that yields were propelled significantly lower. The 30-year Treasury bond began the year yielding 5.925% and ended the year yielding 5.096%. At one point, yields on the same issue reached 4.72%, which was at the peak of fear. Investors apparently were inclined to accept these significantly lower yields for
Treasuries    in    order    to    lessen    quality    risk.

 To put the level of fear at that time in perspective, one can look at quality spreads. Quality spreads are the difference in yield between Treasury yields and other investment grade securities like corporate bonds, mortgage-backed and government agency securities. In October, these quality spreads became as wide as those last seen in the early 1990s during a recession. They have since recovered somewhat.

PORTFOLIO OVERVIEW

  Given the market environment, we kept the Fund with a longer than neutral average maturity. While we normally maintain an approximate average portfolio maturity of seven years, at various times during the reporting period the Fund maintained an average portfolio maturity of its maximum of ten years. This worked out well for the Fund, as rates did decline, which increased the value of our portfolio.

  Our allocation to government agencies at the end of the reporting period was approximately 26% . Agencies were also hurt when the spreads were widening last October. At the end of the Fund's fiscal year, agency yields were attractive compared to Treasuries.

 During the year, our biggest miss was the Treasury Inflation Protected Securities (TIPS) market. While TIPS are theoretically cheap, as we had written, the marketplace could not focus on inflation protection during a time when it
seemed    that    a    deflationary    crisis    was    looming    everywhere.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope that you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                Very truly yours,


                [Gerald E. Thunelius signature]


                Gerald E. Thunelius

                Portfolio Manager

January 15, 1999

New York, N.Y.

* Total return including reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.



DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND                DECEMBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS U.S. TREASURY
   INTERMEDIATE TERM FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY,
                    INTERMEDIATE-TERM (1-9.99 YEARS) INDEX

                                    Dollars

$22,314

Dreyfus U.S. Treasury Intermediate Term Fund

$22,272

Merrill Lynch  Governments, U.S. Treasury, Intermediate-Term (1-9.99 Years)
Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                     December 31, 1998                 December 31, 1998                December 31, 1998
                     ___________________              ___________________              ___________________
                            7.61%                            5.83%                            8.36%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus U.S. Treasury Intermediate Term Fund on 12/31/88 to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-9.99 Years) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests at least 65% of its net assets in U.S. Treasury securities. The Fund' s portfolio will, under normal market conditions, have a dollar-weighted average maturity ranging between three and ten years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-9.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-9.99 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                                                                                 Principal

Bonds and Notes--97.4%                                                                            Amount              Value
-------------------------------------------------------                                        ____________        ____________
U.S. Government Agencies--26.1%

  Federal Farm Credit Bank,

       Notes, 5.85%, 6/10/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  6,000,000     $     6,187,500

   Federal Home Loan Banks,

       Medium-Term Notes, 6.34%, 6/13/2005 . . . . . . . . . . . . . . . . . . . . . . . .        5,800,000           6,135,008

   Federal National Mortgage Association,

       Medium-Term Notes:

          5.90%, 7/9/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17,500,000          17,707,025

          6.94%, 9/5/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,450,000           6,815,909

   U.S. Government Gtd. Development,

       Participation Ctfs.

       (Gtd. by U.S. Small Business Administration):

          Ser. 1997-E, 7.30%, 5/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . .        2,810,483           3,018,458

          Ser. 1998-E, 6.30%, 5/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000           1,035,000

          Ser. 1998-J, 5.50%, 10/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . .        2,500,000           2,470,000

          Ser. 1998-L, 5.80%, 12/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . .        4,000,000           4,011,200

                                                                                                                  _____________

                                                                                                                     47,380,100

                                                                                                                  _____________

U.S. Treasury Bonds--31.7%

   10.75%, 2/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,000,000           6,112,850

   11.125%, 8/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,000,000           6,311,050

   11.875%, 11/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,100,000          13,190,196

   9.125%, 5/15/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,000,000          13,201,540

   11.75%, 11/15/2014  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,000,000          17,114,460

   9.875%, 11/15/2015  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000           1,504,290

                                                                                                                  _____________

                                                                                                                     57,434,386

                                                                                                                  _____________

U.S. Treasury Coupon Strips--5.1%

   Zero Coupon, 2/15/2011  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17,300,000           9,310,860

                                                                                                                  _____________

U.S. Treasury Notes--32.9%

   6.875%, 7/31/1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,000,000           9,114,120

   4.25%, 11/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,000,000           5,924,520

   7.875%, 11/15/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15,000,000          17,380,950

   6.125%, 8/15/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,000,000          27,368,500

                                                                                                                  _____________

                                                                                                                     59,788,090

                                                                                                                  _____________

U.S. Treasury Principal Strips--1.6%

   Zero Coupon, 5/15/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,000,000           2,959,880

                                                                                                                  _____________

TOTAL BONDS AND NOTES

   (cost $175,824,137) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $176,873,316
                                                                                                                  _____________

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Options--.3%                                                                                     Contracts            Value
-------------------------------------------------------                                        ____________        ____________

Call Options;

  U.S. Treasury Notes, 4.75%, 11/15/2008,

    December '99 @ $100.375

       (cost $438,750) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             180     $       438,750
                                                                                                                  _____________

                                                                                                 Principal

Short-Terms Investments--.8%                                                                      Amount
------------------------------------------------------------------------------------------
                                                                                                ___________

U.S. Treasury Bills:

   4.02%, 1/7/1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   760,000   $         759,558

   3.69%, 1/14/1999  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          715,000             714,072

                                                                                                                  _____________

   (cost $1,473,536) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $     1,473,630
                                                                                                                  _____________

TOTAL INVESTMENTS

   (cost $177,736,423) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            98.5%        $178,785,696
                                                                                                    _______       _____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1.5%     $     2,734,734
                                                                                                    _______       _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%        $181,520,430
                                                                                                    _______       _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF OPTIONS WRITTEN                                DECEMBER 31, 1998

Call Options
----------

                                                                                                  Contracts          Value
Issuer
----                                                                                             ___________      ____________
U.S. Treasury Notes, 4.75%, 11/15/2008, December '99 @ $104.78125

   (Premiums received $191,250)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              180     $      191,250
                                                                                                                  _____________


Put Options
---------

Issuer
----

U.S. Treasury Notes, 4.75%, 11/15/2008, December '99 @ $95.125

   (Premiums received $247,500)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              180     $      247,500
                                                                                                                  _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $177,736,423      $178,785,696

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              677,273

                                 Receivable for investment securities sold . . . . . . . .                           12,998,515

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,668,799

                                 Receivable for shares of Beneficial Interest subscribed . .                              2,500

                                 Prepaid expenses and other assets . . . . . . . . . . . .                                5,777

                                                                                                                 ______________

                                                                                                                    195,138,560

                                                                                                                 ______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               92,058

                                 Payable for investment securities purchased . . . . . . .                           12,893,827

                                 Outstanding options written, at value
                                   (premiums received $438,750)--see Statement of
                                   Options Written . . . . . . . . . . . . . . . . . . . .                              438,750

                                 Payable for shares of Beneficial Interest redeemed  . . .                              139,774

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               53,721

                                                                                                                 ______________

                                                                                                                     13,618,130

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $181,520,430
                                                                                                                  _____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $198,198,757

                                 Accumulated net realized gain (loss) on investments . . .                          (17,727,600)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            1,049,273

                                                                                                                 ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $181,520,430
                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           14,124,007

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $12.85
                                                                                                                       ________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $12,864,185

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .         $  1,103,857

                                 Shareholder servicing costs--Note 3(b)  . . . . .              497,618

                                 Professional fees . . . . . . . . . . . . . . . .               50,232

                                 Trustees' fees and expenses--Note 3(c)  . . . . .               37,876

                                 Registration fees . . . . . . . . . . . . . . . .               37,759

                                 Custodian fees--Note 3(b) . . . . . . . . . . . .               25,152

                                 Prospectus and shareholders' reports  . . . . . .               20,376

                                 Loan commitment fees--Note 2  . . . . . . . . . .                3,657

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                4,777

                                                                                          _____________

                                        Total Expenses . . . . . . . . . . . . . .            1,781,304

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .             (305,837)

                                                                                          _____________

                                        Net Expenses . . . . . . . . . . . . . . .                                  1,475,467

                                                                                                                _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 11,388,718

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments
                                    and options written  . . . . . . . . . . . . .         $  1,781,978

                                 Net realized gain (loss) on financial futures . .             (285,686)

                                                                                          _____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                  1,496,292

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .                                    702,157

                                                                                                                _____________



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  2,198,449

                                                                                                                _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $13,587,167
                                                                                                                _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended          Year Ended

                                                                                        December 31, 1998   December 31, 1997
                                                                                         _________________   _________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  11,388,718       $  13,580,813

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            1,496,292          (1,473,713)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .              702,157           1,630,330

                                                                                            _____________       _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .           13,587,167          13,737,430

                                                                                          _____________       _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (11,388,718)        (13,580,813)

                                                                                            _____________       _____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           46,995,219          41,752,776

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,739,609           9,037,712

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (63,759,554)        (54,896,747)

                                                                                            _____________       _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . .           (9,024,726)         (4,106,259)

                                                                                            _____________       _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .           (6,826,277)         (3,949,642)

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          188,346,707         192,296,349

                                                                                            _____________       _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $181,520,430        $188,346,707
                                                                                            _____________       _____________

                                                                                              Shares              Shares

                                                                                            _____________       _____________

CAPITAL SHARES TRANSACTIONS:

   Shares sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,673,277           3,332,080

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .              607,010             720,827

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,982,384)         (4,383,642)
                                                                                            _____________       _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .             (702,097)           (330,735)
                                                                                            _____________       _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Year Ended December 31,
                                                                         _______________________________________________________

PER SHARE DATA:                                                    1998          1997         1996         1995         1994
                                                                   _______      _______      _______      _______      _______
   Net asset value, beginning of period  . . . . . . . . . .        $12.70       $12.69       $13.13       $12.16       $13.60
                                                                   _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .79          .91          .82          .89          .91

   Net realized and unrealized gain (loss) on investments  .           .15          .01         (.44)         .97        (1.44)
                                                                   _______      _______      _______      _______      _______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . . . . . .           .94          .92          .38         1.86         (.53)
                                                                   _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.79)        (.91)        (.82)        (.89)        (.91)
                                                                   _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $12.85       $12.70       $12.69       $13.13       $12.16
                                                                   _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          7.61%        7.63%        3.08%       15.77%       (3.97%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..          .80%         .80%         .80%         .84%         .89%

   Ratio of net investment income to average net assets  . .          6.19%        7.30%        6.41%        7.02%        7.15%

   Decrease reflected in above expense ratios
     due to undertakings by the Manager  . . . . . . . . . .           .17%         .17%         .13%         .02%          --

   Portfolio Turnover Rate   . . . . . . . . . . . . . . . .         957.80%     643.20%      728.01%      492.76%       696.65%

   Net Assets, end of period (000's Omitted)   . . . . . . .       $181,520    $188,347     $192,296     $196,970      $185,261

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus U.S. Treasury Intermediate Term Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the Fund' s shares, which are sold to the public without a sales charge.

   Effective May 15, 1998, the Fund changed its name from "Dreyfus 100% U.S. Treasury Intermediate Term Fund" to "Dreyfus U.S. Treasury Intermediate Term
Fund"   .

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $16,180,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $11,758,000 of the carryover expires in fiscal 2002, $2,997,000 expires in fiscal 2004 and $1,425,000 expires in fiscal 2005.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken through December 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $305,837 during the
period    ended    December    31,    1998.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1998, the Fund was charged $361,925 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $102,666 pursant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $25,152 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1998, amounted to $1,701,596,455 and $1,720,657,017, respectively.

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   In addition, the following table summarizes the Fund's call/put options written during the period ended December 31, 1998:

                                                          Options Terminated

                                                       ________________________

                                                                                                                        Net

                                                               Number of         Premiums                            Realized

                                                               Contracts         Received            Cost              Gain
                                                                 ________       _________           ________          _________

   OPTIONS WRITTEN:

   Contracts outstanding December 31, 1997 . . . . . . . .          --              --
                                                                 ________       _________
   Contracts written . . . . . . . . . . . . . . . . . . .          1,150        $860,937
                                                                 ________       _________

   Contracts Terminated:

       Closed  . . . . . . . . . . . . . . . . . . . . . .            790         422,187           $241,109         $181,078

       Expired . . . . . . . . . . . . . . . . . . . . . .             --             --                 --               --
                                                                 ________       _________          _________        _________

          Total contracts terminated . . . . . . . . . . .            790         422,187           $241,109         $181,078
                                                                 ________       _________          _________        _________

   Contracts outstanding December 31, 1998 . . . . . . . .            360         $438,750
                                                                 ________        _________

   The Fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at December 31, 1998 are set forth in the Statement of Options Written.

   As writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at December 31, 1998 are set forth in the Statement of Options Written.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1998, there were no financial futures contracts outstanding.

   (B)  At  December  31,  1998,  accumulated  net  unrealized  appreciation  on
investments   was   $1,049,273,   consisting   of  $1,713,606  gross  unrealized
appreciation and $664,333 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND

   We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Intermediate Term Fund (formerly known as Dreyfus 100% U.S. Treasury Intermediate Term Fund), including the statements of investments and options written, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Intermediate Term Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 8, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

   For State individual income tax purposes, the Fund hereby designates 93.68% of the ordinary income dividends paid during its fiscal year ended December 31, 1998 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS U.S. TREASURY

INTERMEDIATE TERM FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             072AR9812

U.S. Treasury

Intermediate Term

Fund

Annual Report

December 31, 1998